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                                                                    EXHIBIT 32.2


                        FORM OF SECTION 906 CERTIFICATION

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)

        In connection with the quarterly report of Seminis, Inc. (the "Company") on Form 10-Q for the period ending March 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gaspar Alvarez Martinez, Vice President, Finance and Worldwide Corporate Comptroller of the Company, certify pursuant to 18 U.S.C. Sections 1350(a) and (b), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 10, 2004

                                         /s/ Gaspar Alvarez Martinez
                                         ---------------------------------------
                                         Gaspar Alvarez Martinez
                                         VP Finance and WW Corporate Comptroller